Exhibit 10.5

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) dated as of July 29, 2013 is entered into between REDWOOD BUSINESS CENTER 1 LLC, a California limited liability company and AMERIVINE TOWN CENTER, LLC, a California limited liability company (collectively, “Landlord”), and CYAN, INC., WHICH WILL DO BUSINESS IN CALIFORNIA AS CYAN CALIFORNIA, a Delaware corporation (“Tenant”).

THE PARTIES ENTER INTO THIS AMENDMENT based upon the following facts, understandings and intentions:

A. Landlord and Tenant previously entered into that certain Redwood Business Center Full Service Lease dated as of July 2, 2013 (the “Lease”), pursuant to which Landlord leases to Tenant approximately Thirty Eight Thousand Seven Hundred Seventy Eight (37,778) rentable square feet of space within the building to built and located at 1385 North McDowell Boulevard in Redwood Business Center, Petaluma, California (the “Building”), as more particularly described in the Lease. The capitalized terms used in this Amendment and not otherwise defined herein shall have the same meanings given to such terms in the Lease.

B. Landlord and Tenant now desire to amend the Lease as provided herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Condition Precedent—Financing. The expiration date for the condition precedent set forth in Section 26 of the Lease is hereby extended from July 31, 2013 to August 14, 2013.

2. Entire Agreement. This Amendment, together with the Lease, represents the entire understanding between Landlord and Tenant concerning the subject matter hereof, and there are no understandings or agreements between them relating to the Lease, the Current Premises or Suite 350 not set forth in writing and signed by the parties hereto. No party hereto has relied upon any representation, warranty or understanding not set forth herein, either oral or written, as an inducement to enter into this Amendment.

3. Continuing Obligations. Except as expressly set forth to the contrary in this Amendment, the Lease remains unmodified and in full force and effect. To the extent of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control.

4. Counterparts/Facsimile. This Amendment may be executed in counterparts and delivered via facsimile.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

REDWOOD BUSINESS CENTER 1 LLC, a California limited liability company				CYAN, INC., WHICH WILL DO BUSINESS IN CALIFORNIA AS CYAN CALIFORNIA, a Delaware corporation

By:	Redwood Technology Center, LLC a California limited liability company
	Its:	Manager and Sole Member		By:	/s/ Michael Zellner
				Name:	Michael Zellner
	By:	G&W Ventures, LLC a California limited liability company		Its:	CFO
		Its:	Manager

		By:	/s/ Matthew T. White
Matthew T. White, Manager

AMERIVINE TOWN CENTER, LLC, a California limited liability company

By:	Amerivine Inc. a California corporation
	Its:	Sole Member

	By:	/s/ David F. Coleman
David F. Coleman
Its: President